CERTIFICATION PURSUANT TO
                            -------------------------

18  U.S.C.  SECTION  1350,
AS  ADOPTED  PURSUANT  TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlantis Business Development Corporation (the "Company") on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Brian Zucker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/  Brian  Zucker
          -------------------
          Brian  Zucker
          President
          November  12,  2003


                            CERTIFICATION PURSUANT TO
                            -------------------------

18  U.S.C.  SECTION  1350,
AS  ADOPTED  PURSUANT  TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlantis Business Development Corporation (the "Company") on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Tim DeHerrera, Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/  Tim  DeHerrera
          -------------------
          Tim  DeHerrera
          Treasurer
          November  12,  2003


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